SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 21, 1995



                   PHP HEALTHCARE CORPORATION
     (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices: 11440 Commerce Park Drive
                                          Reston, VA  22091

Registrant's telephone number, including area code:  (703) 758-3600


Former name or former address, if changed since last report:
  Not applicable











                        Page 1 of 5 Pages
                     Exhibit Index at Page 4

ITEM 5.  OTHER EVENTS.

     On December 21, 1995, the registrant issued a press release announcing the completion of a private offering of $69 million in aggregate principal amount of its 6-1/2% Convertible Subordinated Debentures due 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibits are furnished as part of this report.

          Exhibit                  Description

           99.1    Press Release dated December 21, 1995.




























                        Page 2 of 5 Pages

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHP HEALTHCARE CORPORATION



                              By:  /s/ Anthony M. Picini
                                   Name: Anthony M. Picini
                                   Title:  Senior Vice President and
                                            Chief Financial Officer


Dated:  December 21, 1995


























                        Page 3 of 5 Pages

                          EXHIBIT INDEX




                                                            Sequentially
                                                              Numbered
Exhibit                  Description                            Page

99.1           Press Release dated December 21, 1995.            5































                        Page 4 of 5 Pages